Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the annual report on Form 10-K/A of Liberate Technologies for the year ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), each of the undersigned officers of Liberate Technologies certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Liberate Technologies.

/s/ DAVID LOCKWOOD
David Lockwood
Date: September 28, 2005	Chief Executive Officer
/s/ GREGORY S. WOOD
Gregory S. Wood
Date: September 28, 2005	Executive Vice President and Chief Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Liberate Technologies for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.